SCHWAB CAPITAL TRUST

SCHWAB INVESTMENTS

LAUDUS TRUST

Supplement dated October 2, 2017 to currently effective summary and statutory prospectuses in each of the aforementioned Trusts, except as noted below.

This supplement provides new and additional information beyond that contained in each Summary and Statutory Prospectus and should be read in conjunction with each Summary and Statutory Prospectus.

1.     Change in Investor Eligibility Requirement for Placing Direct Orders (applicable to all currently effective summary and statutory prospectuses in each of the aforementioned Trusts)

Effective October 2, 2017, new investors may only invest in the funds through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures. Investors who purchased fund shares prior to October 2, 2017 and hold such shares directly through the funds’ transfer agent may make additional purchases and place exchange and redemption orders through the funds’ transfer agent.

2.     Portfolio Holdings Disclosure (applicable to all currently effective statutory prospectuses of the Schwab Fundamental Global Real Estate Index Fund, Schwab Target Index Funds, Schwab Bond Index Funds, Schwab Treasury Inflation Protected Securities Index Fund, Schwab MarketTrack Portfolios, Schwab Target Funds, Schwab Balanced Fund, Schwab Fundamental Index Funds, Schwab Equity Index Funds and Schwab Monthly Income Funds)

Effective immediately, the “Portfolio Holdings” disclosure in the statutory prospectus is hereby deleted and replaced with the following:

Portfolio Holdings

The funds may make various types of portfolio securities information available to shareholders. Commencing at the end of December 2017, the funds will move to posting full portfolio holdings monthly from the current calendar quarter-end. The funds post a detailed list of the securities held by each fund at www.schwabfunds.com/schwabfunds_prospectus (under “Portfolio Holdings”) as of month end. This list is generally posted approximately 15-20 days after the end of the month remaining posted for at least six months. The funds also post in the fund summary section of the funds’ website and on fund fact sheets certain summary portfolio attributes, including top ten holdings, approximately 5-25 days after the end of the calendar quarter. The funds may exclude any portion of these portfolio holdings from publication when deemed in the best interest of a fund. Further information regarding the funds’ policy and procedures on the disclosures of portfolio holdings is available in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG98856-00 (10/17)

00199304

SCHWAB ANNUITY PORTFOLIOS

SCHWAB CAPITAL TRUST

SCHWAB INVESTMENTS

SCHWAB STRATEGIC TRUST

LAUDUS TRUST

Supplement dated October 2, 2017 to all currently effective

Statements of Additional Information in each of the aforementioned Trusts, except as noted below.

This supplement provides new and additional information beyond that contained in each Statement of Additional Information and should be read in conjunction with each

Statement of Additional Information.

1.    Change in Investor Eligibility Requirement for Placing Direct Orders (applicable to all currently effective statements of additional information in each of the aforementioned Trusts, except for Schwab Annuity Portfolios and Schwab Strategic Trust)

Effective October 2, 2017, new investors may only invest in the funds through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary. When you place orders to purchase, exchange or redeem fund shares through an account at Schwab or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures. Investors who purchased fund shares prior to October 2, 2017 and hold such shares directly through the funds’ transfer agent may make additional purchases and place exchange and redemption orders through the funds’ transfer agent.

2.    Portfolio Holdings Disclosure (applicable to all currently effective statements of additional information in each of the aforementioned Trusts)

Effective immediately, the disclosure in the “Portfolio Holdings Disclosure” or “Disclosure of Portfolio Securities Information” section of the statements of additional information is hereby deleted and replaced with the following:

Portfolio Holdings Disclosure

The Trusts’ Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds’ portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds’ shareholders, on the one hand, and those of the funds’ investment adviser, subadviser (if applicable), principal underwriter or any affiliated person of a fund, its investment adviser, subadviser or principal underwriter, on the other. Pursuant to such procedures, the Board has authorized one of the President, Chief Operating Officer or Chief Financial Officer of the Trusts (in consultation with a fund’s subadviser, if applicable) to authorize the release of the funds’ portfolio holdings prior to regular public disclosure (as outlined in the prospectus and below) or regular public filings, as necessary, in conformity with the foregoing principles.

The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds’ policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided “early disclosure” of the funds’ portfolio holdings information and will periodically review any agreements that the Trusts have entered into to selectively disclose portfolio holdings.

Portfolio holdings may be made available on a selective basis to ratings agencies, certain industry organizations, consultants and other qualified financial professionals when the appropriate officer of the Trusts determines such disclosure meets the requirements noted above and serves a legitimate business purpose. Agreements entered into with such entities will describe the permitted use of portfolio holdings and provide that, among other customary confidentiality provisions: (i) the portfolio holdings will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement.

The funds’ service providers including, without limitation, the investment adviser, subadvisers (if applicable), the distributor, the custodian, fund accountant, transfer agent, counsel, auditor, proxy voting service provider, pricing information vendors, trade execution measurement vendors, portfolio management system providers, securities lending agents, publisher, printer and mailing agent may receive disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. CSIM, any subadviser to the fund as disclosed in the most current prospectus, Glass, Lewis & Co., LLC, State Street and/or BBH, as service providers to the funds, are currently receiving this information on a daily basis. Donnelley Financial Solutions, as a service provider to the funds, is currently receiving this information on a quarterly basis. PwC, the Transfer Agent, and the Distributor, as service providers to the funds, receive this information on an as-needed basis. Service providers are subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the confidentiality provisions of the service providers’ agreements with the Trusts or by the nature of its relationship with the Trusts. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio holdings, a fund will not continue to conduct business with a service provider who the fund believes is misusing the disclosed information.

To the extent that a fund invests in an ETF, the Trusts will, when required by the exemptive orders issued by the SEC to ETF sponsors and the procedures adopted by the Board, promptly notify the ETF in writing of any purchase or acquisition of shares of the ETF that causes the fund to hold (i) 5% or more of such ETF’s total outstanding voting securities, and (ii) 10% or more of such ETF’s total outstanding voting securities. In addition, CSIM will, upon causing a fund to acquire more than 3% of an ETF’s outstanding shares, notify the ETF of the investment.

The funds’ policies and procedures prohibit the funds, the funds’ investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.

Generally, a complete list of a fund’s portfolio holdings is published on the fund’s website www.schwabfunds.com on the “Prospectuses & Reports” tab under “Portfolio Holdings” generally 60-80 days after a fund’s fiscal quarter-end in-line with regulatory filings unless a different timing is outlined in the fund’s prospectus.

Specifically for the Schwab ETFs, each Schwab ETF discloses its portfolio holdings and the percentages the holdings represent of the fund’s net assets at least monthly on the website and as often as each day the fund is open for business. Portfolio holdings information made available in connection with the process of purchasing or redeeming Creation Units for the Schwab ETFs may be provided to other entities that provided services to the funds in the ordinary course of business after it has been disseminated to the NSCC.

The Schwab Money Funds have an ongoing arrangement to make available information about the funds’ portfolio holdings and information derived from the funds’ portfolio holdings to iMoneyNet, a rating and ranking organization, which is subject to a confidentiality agreement. Under its arrangement with the funds, iMoneyNet, among other things, receives information concerning the funds’ net assets, yields, maturities and portfolio compositions on a weekly basis, subject to a one business day lag.

On the website, the funds also may provide, on a monthly or quarterly basis, information regarding certain attributes of a fund’s portfolio, such as a fund’s top ten holdings, sector weightings, composition, credit quality and duration and maturity, as applicable. This information is generally updated within 5-25 days after the end of the period. This information on the website is publicly available to all categories of persons.

The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.

Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases, commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis include, but are not limited to, the allocation of a fund’s portfolio securities and other investments among various asset classes, sectors, industries and countries, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of a fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG99122-00 (10/17)

00200187